                                                                    Rule 497(e)
                                              File Nos. 002-90519 and 811-04007

                             SMITH BARNEY TRUST II
                                 on behalf of
               Smith Barney Small Cap Growth Opportunities Fund

                       Supplement dated October 4, 2002
                     to Prospectus dated February 28, 2002

The following information replaces the portfolio management information for Smith Barney Small Cap Growth Opportunities Fund set forth under the section "Management."

   Victor Dosti is responsible for the day-to-day management of the fund's portfolio. He is a senior portfolio manager and investment officer of the manager and a director of Citibank, N.A., a Citigroup affiliate. Mr. Dosti joined Citigroup in October 1999 and has been a member of the small cap equity team since that time. From November 1996 to October 1999, he served as a senior analyst for Northern Trust Company, focusing on the technology sector. Mr. Dosti has more than seven years of investment management experience.

FD02650